Offerings - Offering: 1	Nov. 19, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 81,540,174.54
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,260.70
Offering Note	Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of October 31, 2025, of $24.7974. This amount is based upon the offer to purchase up to 3,288,255 common shares of beneficial interest, par value $0.01 per share, of Ares Core Infrastructure Fund. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 dated Aug. 25, 2025.